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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                      June 25, 1998
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
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COLLECTIONS:                                                                                    For Month of:
Principal Collections: Total Pool                                                               $414,276,545.25

Interest Collections
         Regular Pool                                                                             $4,543,222.48
         Concentration Pool                                                                         $447,365.83
              ==============================                                                    ===============
              Interest Collections: Total Pool                                                    $4,990,588.31

Investment Proceeds
         Regular Pool                                                                                $61,185.81
         Concentration Pool                                                                           $3,020.98
              ==============================                                                    ===============
               Total Investment Proceeds:  Total Pool                                                $64,206.79

Series 1996-1: Yield Supplement Deposit Amount                                                            $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                               Calculated as of
              month using recalculated prior month ending balances.)                            April 30, 1998
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               59.68%
              Series 1996-1                                                                                8.96%
              Series 1996-2                                                                               31.36%
         Concentration Pool
              Series 1995-1                                                                              100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               54.72%
              Series 1996-1                                                                                7.82%
              Series 1996-2                                                                               29.22%
         Concentration Pool
              Series 1995-1                                                                                0.00%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                 na
              Series 1996-1                                                                                 na
              Series 1996-2                                                                                 na
         Concentration Pool
              Series 1995-1                                                                                 na

Excess Transferor Percentage
         Regular Pool                                                                                      2.00%
         Concentration Pool                                                                              100.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                   As of last day of:
                                                                                                May , 1998
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Series 1994-1 Initial Principal Amount: Class A                                                 $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                  $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                       $0.00
Series 1994-1 Principal Distributed to Investors                                                          $0.00
Series 1994-1 Principal Funding Account Balance                                                           $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1994-1 Invested Amount                                                                   $333,000,000.00
Series 1994-1 outstanding Principal Balance                                                     $333,000,000.00

Series 1995-1 Initial Principal Amount                                                                    $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                       $0.00
Series 1995-1 Principal Distributed to Investors                                                          $0.00
Series 1995-1 Principal Funding Account Balance                                                           $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1995-1 Invested Amount                                                                             $0.00
Series 1995-1 outstanding Principal Balance                                                               $0.00

Series 1996-1 Initial Funded Amount                                                              $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                               $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                                    $0.00
Series 1996-1 Funded Amount                                                                      $50,000,000.00
Series 1996-1 Excess Funding Account Balance Available to Investors                               $2,418,757.22
Series 1996-1 Principal Distributed to Investors                                                          $0.00
Series 1996-1 Principal Funding Account Balance                                                           $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1996-1 Invested Amount                                                                    $47,581,242.78
Series 1996-1 outstanding Principal Balance                                                      $50,000,000.00

Series 1996-2 Initial Principal Amount: Class A                                                 $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                   $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                       $0.00
Series 1996-2 Principal Distributed to Investors                                                          $0.00
Series 1996-2 Principal Funding Account Balance                                                           $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                           $0.00
Series 1996-2 Invested Amount                                                                   $175,000,000.00
Series 1996-2 outstanding Principal Balance                                                     $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                As of:
                                                                                                May 31, 1998
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Series 1994-1: Class A                                                                                     1.00000000
Series 1994-1: Class B                                                                                     1.00000000
Series 1996-2: Class A                                                                                     1.00000000
Series 1996-2: Class B                                                                                     1.00000000
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POOL BALANCE:                                                                                   For Month of:
                                                                                                May , 1998
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Pool Balance, beginning of month
         Regular Pool                                                                           $588,178,067.78
         Concentration Pool                                                                      $58,302,356.29
              ==============================                                                    ===============
              Total Pool                                                                        $646,480,424.07

Pool Balance, end of month
         Regular Pool                                                                           $608,419,252.62
         Concentration Pool                                                                      $57,460,181.54
              ==============================                                                    ===============
              Total Pool                                                                        $665,879,434.16

Pool Balance, average
         Regular Pool                                                                           $608,556,625.30
         Concentration Pool                                                                      $53,836,084.08
              ==============================                                                    ===============
              Total Pool                                                                        $662,392,709.38
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REGULAR POOL DISTRIBUTIONS                                                                      As of:
                                                                                                June 25, 1998
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                      $0.00
              Series 1994-1: Class B                                                                      $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2: Class A                                                                      $0.00
              Series 1996-2: Class B                                                                      $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                              $1,544,962.90
              Series 1994-1: Class B                                                                 $80,245.87
              Series 1996-1                                                                         $245,768.33
              Series 1996-2: Class A                                                                $807,969.75
              Series 1996-2: Class B                                                                 $36,990.25

Regular Pool Transferors Interest                                                                    $90,864.45

Interest Shortfall
              Series 1994-1: Class A                                                                      $0.00
              Series 1994-1: Class B                                                                      $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2: Class A                                                                      $0.00
              Series 1996-2: Class B                                                                      $0.00

Servicing Fee
              Series 1994-1                                                                         $269,814.46
              Series 1996-1                                                                          $38,567.96
              Series 1996-2                                                                         $144,062.92

Reserve Fund Deposit Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                              As of:
                                                                                                June 25, 1998
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Investor Default Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Carry Over Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Amount Distributed not including Excess Distribution to Transferor                                $3,259,246.89

Unreimbursed Charge-off Amounts                                                                           $0.00

Non-use Fee (Series 1996-1)                                                                               $0.00
Increased Cost Amounts (Series 1996-1)                                                                    $0.00

Previously waived servicing fee
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Excess Distributed to Transferor                                                                  $1,345,161.40

Total Distributed                                                                                 $4,604,408.29

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                       $4.87370000
              Series 1994-1 Class B                                                                       $5.01536667
              Series 1996-1                                                                               $4.91536667
              Series 1996-2 Class A                                                                       $4.82370000
              Series 1996-2 Class B                                                                       $4.93203333
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RESERVE FUNDS                                                                                   As of:
                                                                                                June 25, 1998
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Series 1994-1
              Balance                                                                             $1,665,000.00
              Deficiency Amount                                                                           $0.00

Series 1995-1
              Balance                                                                                     $0.00
              Deficiency Amount                                                                           $0.00

Series 1996-1
              Balance                                                                               $250,000.00
              Deficiency Amount                                                                           $0.00

Series 1996-2
              Balance                                                                               $875,000.00
              Deficiency Amount                                                                           $0.00
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CHARGE OFFS                                                                                     As of:
                                                                                                May 31, 1998
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Defaulted Receivables                                                                                     $0.00
Investor Default Amount                                                                                   $0.00
Deficiency Amount                                                                                         $0.00
Draw Amount                                                                                               $0.00
Investor Charge-Off's                                                                                     $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                        As of:
                                                                                                May 31, 1998
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Required Subordinated Amount
              Series 1994-1                                                                      $22,592,956.79
              Series 1996-1                                                                       $5,846,254.33
              Series 1996-2                                                                       $8,954,901.73

Available Subordinated Amount
              Series 1994-1                                                                      $22,592,956.79
              Series 1996-1                                                                       $5,846,254.33
              Series 1996-2                                                                       $8,954,901.73
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EXCESS RECEIVABLES                                                                              As of:
              To be used in the following month's computations.                                 May 31, 1998
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                     $111,800,827.99
              Finance Hold Receivables                                                            $8,592,850.92
              Auction Advantage Program                                                                   $0.00
              Delayed Payment Program                                                               $379,197.00
              Payment Agreements                                                                    $200,855.94

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                     $233,057,801.96
              Finance Hold Receivables                                                                    $0.00
              Auction Advantage Program                                                          $33,293,971.71
              Delayed Payment Program                                                            $13,317,588.68
              Payment Agreements                                                                    $500,000.00

Total unallocated Excess Receivables                                                              $8,592,850.92

Allocated Excess Receivables
              Series 1994-1                                                                       $5,131,991.06
              Series 1995-1                                                                               $0.00
              Series 1996-1                                                                         $805,984.69
              Series 1996-2                                                                       $2,654,875.17
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DELINQUENCIES                                                                                   As of:
                                                                                                May 31, 1998
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30 Day Delinquencies in excess of $1,000                                       $                           0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                 As of:
                                                                                                May 31, 1998
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Series 1994-1
              outstanding Principal Balance                                                     $333,000,000.00
              Regular Pool Balance                                                              $608,419,252.62
              Subordination Percentage                                                                     5.50%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                59.67741935%
              Excess Funding Amount                                                                       $0.00

Series 1995-1
              Outstanding Principal Balance                                                               $0.00
              Concentration Pool Balance                                                         $57,460,181.54
              Subordination Percentage                                                                     9.25%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                               100.000000%
              Excess Funding Amount                                                                       $0.00

Series 1996-1
              outstanding Principal Balance                                                      $50,000,000.00
              Regular Pool Balance                                                              $608,419,252.62
              Subordination Percentage                                                                    10.00%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                 8.96057348%
              Excess Funding Amount                                                               $2,418,757.22

Series 1996-2
              outstanding Principal Balance                                                     $175,000,000.00
              Regular Pool Balance                                                              $608,419,252.62
              Subordination Percentage                                                                     4.00%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                31.36200717%
              Excess Funding Amount                                                                       $0.00
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ASSET COMPOSITION EVENTS:                                                                       For Month of:
                                                                                                May 26, 1998
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Total Pool: 2 month test (actual lowest mth less than test)                                                0.40%
              Test Value                                                                                  50.00%
              Event                                                                                       none

Total Pool: 12 month test                                                                                  0.00%
              Test Value                                                                                  25.00%
              Event                                                                                       none

Series 1995-1: 2 month test                                                                                n/a
              Test Value                                                                                   n/a
              Event                                                                                        n/a

Series 1995-1: 12 month test                                                                               n/a
              Test Value                                                                                   n/a
              Event                                                                                        n/a
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SERIES 1995-1 SUBORDINATION:                                                                    For Month of:
                                                                                                May , 1998
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                           0.00
              Class IV Receivables                                                                         0.00
              Unreviewed Receivables                                                                       0.00
              Rejected Receivables                                                                         0.00

ISA Percentage
               Excess Receivables                                                                        100%
               Class IV Receivables                                                                       25%
               Unreviewed Receivables                                                                     25%
               Rejected Receivables                                                                      100%

Incremental Subordinated Amount: Total                                                                     0.00

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                             0.00
              + Incremental Subordinated Amount                                                            0.00
                                                                                                           0.00

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                                  0.00
               - Required Draw Amount (previous DD)                                                        0.00
               - Reserve Fund w/d (on previous DD)                                                         0.00
               + portion of Excess Interest to Transferor (previous DD)                              411,934.05
               - Incremental Subordination Amount (previous DD)                                            0.00
               + Incremental Subordination Amount (current DD)                                             0.00
               - Subord % of change in EFA (since previous DD)                                             0.00
              Ending ASA:                                                                                  0.00

(4) Reserve Fund Balance                                                                                   0.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                        For Month of:
                                                                                                May , 1998
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(1) Available Subordinated Amount (ASA)                                                                    n/a
               Required Subordinated Amount (RSA)                                                          n/a
               Test Event: ASA less than  RSA                                                              n/a

(2) Servicer Default                                                                                      None

(3) Principal not Repaid by Expected Final Pmt Date                                                       None
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SERIES 1995-1 MEGADEALERSHIPS                                                                   For Month of:
                                                                                                May , 1998
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Dealership Groups in excess of 30% of Receivables:                                                        $0.00
Test Value                                                                                        17,238,054.46
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SERIES 1995-1 DISTRIBUTIONS                                                                     As of
                                                                                                June 25, 1998
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Excess Transferor's Percentage x Interest Collections                                                447,365.83
Monthly Interest to Investors                                                                              0.00
Interest Shortfall                                                                                         0.00
Monthly Servicing Fee (1%)                                                                                 0.00
Reserve Fund Deposit Amount                                                                                0.00
Investor Default Amount                                                                                    0.00
Carry-Over Amount                                                                                          0.00
Amount Distributed                                                                                         0.00
Unreimbursed  Charge-off Amounts                                                                           0.00
Previously waived Servicing Fee                                                                            0.00
Excess Interest Distributed to Transferor                                                              3,020.98
              Total Distributed                                                                      450,386.81

Total Distributed to WOFCO                                                                           450,386.81

Charge-offs:
              Defaulted Receivables                                                                        0.00
              Investor Default Amount                                                                      0.00
              Deficiency Amount                                                                            0.00
              Draw Amount                                                                                  0.00
              Investor Charge-Offs                                                                         0.00
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